UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 23, 2020

USA EQUITIES CORP.

(Exact Name of Registrant as Specified in its Charter)

0-19041

(Commission File No.)

Delaware	30-1104301
(State of Incorporation)	(I.R.S. Employer Identification No.)

901 Northpoint Parkway Suite 302 West Palm Beach FL 33407	33407
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (929) 379-6503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	USAQ	OTCMKTS

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2020, USA Equities Corp (the “Company”) entered into an exclusive distribution agreement (the “Distribution Agreement”) with MedScience Research Group, Inc., a Florida Corporation (“MedScience”), whereby MedScience granted the Company an exclusive right to distribute its allergy diagnostic and allergen immunotherapy system named AllergiEnd® and related components (the “Products”) for sale to physicians other than allergy specialists.

Pursuant to the terms of the Distribution Agreement, MedScience is responsible for providing the Company with all branding, logos, and marketing materials to be utilized by the Company in connection with the Company’s marketing and promotion of the Products. Initially, the Company intends to begin marketing activities through its own efforts to its network of general practice physicians. The Company will process all sales made to Physician Customers. The Company intends to maintain adequate inventory levels of Products in order to meet its customers’ demand, and will be responsible for delivering all Products sold to its Physician Customers. The Company will purchase all Products and related components from MedScience at prices agreed upon from time to time. If the Company fails to achieve certain agreed upon minimums as set forth in the Agreement, initially $1,250,000 for the first twelve months of the Agreement, MedScience will have the right to terminate the Agreement.

The Distribution Agreement has an initial term of ten years and automatically renews for successive five-year terms, unless the Company’s sales performance fails to meet the minimum purchase commitments. In which case either party may provide the other with written notice of its intention not to renew at least sixty (60) days prior to the expiration of the then-current term. Either party is entitled to terminate the Agreement at any time in the event of a material breach by the other party that remains uncured after thirty (30) calendar days following written notice thereof or in the event of the occurrence of certain bankruptcy related events.

Troy Grogan, the Company’s Chief Executive Officer, Chief Financial Officer, and sole director, owns 39% of the outstanding shares of MedScience.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of such Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 26, 2020, the Company issued a press release announcing its entry into the Agreement as described above under Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The Company uses, and will continue to use, its website, press releases, and various social media channels, including its Twitter account (https://twitter.com/mpi_usaq), its LinkedIn account (https://www.linkedin.com/company/medicalpracticeincome/) its Facebook account (https://www.facebook.com/medicalpracticeincome), as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information that the Company posts on its website, disseminated in press releases and on social media could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, disseminates in press releases and on the social media channels identified above, as such information could be deemed to be material information.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Act or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference.

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Exclusive Distribution Agreement by and between USA Equites Corp. and MedScience Research Group, Inc., dated October 23, 2020. Portions of the Distribution Agreement containing pricing information have been omitted.
99.1	Press release entitled “Medical Practice Income a subsidiary of USA Equities Corp (USAQ), Announces Exclusive Distribution Agreement with MedScience Research Group” dated October 26, 2020.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 26, 2020

USA Equities Corp.

/s/ Troy Grogan
Name:	Troy Grogan
Title:	CEO and Chairman